UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

VIRIDIAN THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 Crescent Street, Suite 401 Waltham, MA	02453
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 272-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	VRDN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01	Other Events.

As of November 8, 2021, Viridian Therapeutics, Inc. (the “Company”) has issued and sold securities for aggregate gross proceeds of approximately $149 million under the Company’s Registration Statement on Form S-3 (File No. 333-237413) (the “Existing Registration Statement”), which registered the offering, issuance and sale of the Company’s shares of common stock, shares of preferred stock, debt securities, in one or more series, and warrants from time to time in one or more offerings in an aggregate amount of up to $175,000,000.

On November 8, 2021, the Company filed a new shelf Registration Statement on Form S-3 (the “New Registration Statement”), which will replace the Existing Registration Statement once it is declared effective by the U.S. Securities and Exchange Commission (the “Commission”). The New Registration Statement contains: (i) a base prospectus, which covers the offering, issuance and sale of the Company’s shares of common stock, shares of preferred stock, debt securities, in one or more series, warrants and units from time to time in one or more offerings in an aggregate amount of up to $350,000,000; and (ii) an “at the market offering” prospectus covering the offering, issuance and sale by the Company of up to a maximum aggregate offering price of $75,000,000 of shares of the Company’s common stock that may be issued and sold from time to time under a Sale Agreement. The Company is not obligated to make any sales of shares of common stock under the Sale Agreement.

As stated in the Company’s Quarterly Report on Form 10-Q filed with the Commission on November 5, 2021, the Company had approximately $213.8 million in cash, cash equivalents, and short-term investments as of September 30, 2021 and the Company expects that its current resources will be sufficient to fund its operations into 2024.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Viridian Therapeutics, Inc.

Date: November 8, 2021	By:	/s/ Jonathan Violin
Jonathan Violin
President, Chief Executive Officer, and Director